Ordinary shares	12 Months Ended
Dec. 31, 2016
Ordinary shares.
Ordinary shares

11. Ordinary shares

Voting rights and privileges

As of December 31, 2016, and December 31, 2015, there are 600,000,000 authorized shares and 35,335,026 and 21,205,382 outstanding shares, respectively.

The holders of shares of our ordinary shares are entitled to one vote for each ordinary share held at all meetings of shareholders without limitation and written actions in lieu of meetings. The holders are entitled to receive dividends if and when declared by our Board of Directors. No dividends have been declared or paid since our inception. The holders are entitled to share ratably in our assets available for distribution to stockholders, in the event of any voluntary or involuntary liquidation.

In addition, on May 26, 2015 the Company issued 40,000 deferred shares with a €1.00 euro par value per share (US$1.098).  The deferred shares are issued in order to satisfy an Irish legislative requirement to maintain a minimum level of issued share capital denominated in euro.  The deferred shares carry no voting rights and are not entitled to any dividend or distribution.

Equity financings

On December 22, 2016, we raised $32.7 million, net of transaction costs, in a private placement of ordinary shares and warrants. We issued and sold 14,000,000 ordinary shares of common stock at a purchase price of $2.50 per ordinary share as well as warrants to purchase 7,000,000 shares. The warrants are exercisable at a price of $2.50 per share beginning on June 28, 2017 and expire in five years from June 28, 2017. In the event of a sale of the Company, the terms of the warrants require us to use our best efforts to ensure the holders of such warrants will have a continuing right to purchase shares of the acquirer and, if our efforts are unsuccessful, to make a payment to such warrant holders based on a Black-Scholes valuation (using variables as specified in the warrant agreements). Therefore we are required to account for these warrants as liabilities and record at fair value at each reporting period. Fair value for these warrants was initially determined upon issuance using the Black-Scholes Model and were revalued at fair value as of December 31, 2016. The resulting decrease in fair value resulted in an unrealized gain of $0.6 million. As of December 31, 2016, the fair value of these warrants of $11.1 million was recorded as a long-term liability on our consolidated balance sheet.

On October 22, 2015, we closed on our initial U.S. public offering of 2,500,000 ordinary shares at a price to the public of $10.00 per ordinary share for aggregate gross proceeds of $25 million, before deducting the underwriting commission and estimated offering expenses of $5.5 million.  In June 2015, we raised $32.6 million, net of transaction costs, in a private placement of 2,284,414 shares of our common stock. The subscription price was $14.54 per share.  In February 2015, we raised $25.8 million, net of transaction costs, in a private placement of 4,761,078 shares of our common stock.  The subscription price was $5.54 per share.

Shares reserved for issuance

There were 1,951,022 and 2,591,520 shares of common stock reserved for future issuance upon exercise of stock options as of December 31, 2016 and 2015, respectively. As of December 31, 2016, we have 7,428,571 shares reserved for outstanding warrants.